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                                                                      Exhibit 23



                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference of our report dated January 22, 2002, with respect to the consolidated financial statements of Park National Corporation incorporated by reference in its Annual Report on Form 10-K for the year ended December 31, 2001, filed with the Securities and Exchange Commission.

                                                    /s/ Ernst & Young LLP


Columbus, Ohio
June 26, 2002